Defined Asset Funds(SM)

Concept Series
4

IRA Ideal!

Real Estate
Income
Fund







Quality REITs with
High Current Income


[ML logo] Merrill Lynch




Looking for high current income in a volatile market? Defined Asset Funds(SM) offers a convenient way to add balance to your portfolio with what we believe is an attractive opportunity in the real estate industry...

Real Estate Income Fund 4


The REIT Advantage

REITs own, develop, acquire and manage income-producing properties.

Generally, a REIT specializes in either a specific type of property or geographic area.

REITS can provide a convenient and cost-effective way to add balance to your portfolio.





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REITs have shown attractive returns through various economic and market cycles.

Over the long-term, REITs tend to be a hedge against inflamation.

REITs have historically demonstrated a low correlation to price movements of major indices.

REITs provide attractive dividends and potential for divided growth.


Attractive Dividends

Real Estate Investment Trusts (REITs) are a good source of income -- each year they must distribute at least 95% of their income to shareholders. Historically, REITs have provided attractive total returns for investors through various economic and market cycles. Over the last few years, the size of the REIT industry has grown significantly, and REITs have been a stabilizing force in the U.S. real estate market.

Real Estate Income Fund 4

Our Portfolio of 25 equity REITs was selected for its current dividend yield as well as its potential for capital appreciation and increasing dividends. The Portfolio is diversified among different publicly traded REITs, representing six major real estate sectors: Apartments, Regional Malls, Shopping Centers, Health Care and both Office/Industrial and exclusively Industrial properties. This allows you to invest in several different categories with geographic diversity, which reduces your exposure to any individual REIT, or category of REITs.

Quality REITs

Working with Portfolio Consultant Cohen & Steers, we selected each REIT stock based on research including risk-adjusted potential returns, performance under varying economic conditions, financial strength and flexibility, cash-flow quality and growth potential. We also considered liquidity, yield and diversification by category and geographic location. What's more, in the past three years, many of the stocks in this Portfolio have increased their dividends.

The Strategy

The Portfolio follows a "buy and hold" investment strategy, selecting stocks and holding them for a two-year period. However, each stock is reviewed regularly and can be sold in the event of a significant adverse development. At the end of



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two years, we intend to reapply the screening process to create a new
Portfolio. You can choose to reinvest in a new Portfolio if available, or redeem your investment.

Defined Funds Distinctions
o    Defined Portfolio
o    Diversification among 25 equity REITs.
o    Two-year term.
o    Monthly income - not quarterly like the stocks themselves.
o    Option to reinvest in additional units at a reduced sales charge.
o    Minimum investment of about $250.
o Liquidity (at a daily price based on the then-current net asset value, which may be more or less than your cost).

[Pie chart]


A DEFINED PORTFOLIO
Company                                                               Symbol

Office/Industrial                                                            28%

Arden Realty, Inc.                                                     ARI
         Arden focuses exclusively on the acquisition, development and redevelopment of office properties in Southern California.

Brandywine Realty Trust                                                BDN
         With office properties in the Middle Atlantic region, Brandywine controls 20% of the office space in the Philadelphia suburbs.

Cornerstone Properties, Inc.                                           CPP
         Cornerstone invests in office properties in prime central business districts and major suburban office markets in U.S. metropolitan areas.

Highwoods Properties, Inc.                                             HIW
         The largest office property landlord in the Southeastern U.S., its primary markets are Raleigh-Durham and Piedmont, North Carolina; Tampa, Orlando and South Florida; and Nashville, Tennessee.

Liberty Property Trust                                                LRY
         This office/industrial real estate company owns and manages properties across the Eastern U.S., with concentrations in suburban Philadelphia, Florida, Richmond, suburban Detroit and suburban Minneapolis.



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Mack-Cali Realty Corporation                                            CLI
         One of the largest suburban office REITs, with interests in 28 million square feet of suburban office property in 12 states and the District of Columbia, Mack-Cali has the largest market share of the office business in Northern New Jersey.

SL Green Realty Corporation                                             SLG
         The company's niche strategy involves acquiring existing office buildings that are in need of refurbishment and/or re-tenanting, and applying its experience to create value at the property level.


Apartments                                                                   20%

Apartment Investment and Management Company                             AIV
         Based in Denver, Colorado, this company is the largest owner and manager of apartments in the country.

Archstone Communities Trust                                             ASN
         This $5 billion REIT is focused on the ownership, management and development of apartment properties primarily in the Western and Southeastern U.S.

Charles E. Smith Residential Realty, Inc.                               SRW
         This company owns and develops multi-family apartments in urban markets, principally in Washington D.C., Chicago and Boston.

Essex Property Trust, Inc.                                              ESS
         Essex specializes in acquiring, developing and managing multi-family residential properties, with interests in California, Oregon and Washington.

Post Properties, Inc.                                                   PPS
         One of the largest owner-developers of upscale multi-family apartments with a primary focus on the Southeastern and Southwestern U.S., Post owns nearly 33,000 units including
         5,790 units under development.


Regional Malls                                                               20%

JP Realty, Inc.                                                         JPR
         Focused on the Intermountain region, this Salt Lake
         City-based owner of regional malls and community shopping centers acquires and develops retail properties.



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The Macerich Company                                                    MAC
         Based in Santa Monica, California, this company acquires dominant regional malls throughout the country, then renovates and upgrades the properties.

Simon Property Group, Inc.                                              SPG
         Headquartered in Indianapolis, Simon is the largest owner of regional malls in the country. Its $17 billion market capitalization also makes Simon one of the largest REITs in the country.

Taubman Centers, Inc.                                                   TCO
         This Detroit-based owner of 15 highly productive regional malls has been a pioneer in the regional mall business. The company is also pursuing a development strategy in select markets throughout the country.

Urban Shopping Centers, Inc.                                            URB
         With properties located throughout the U.S., this company owns, acquires, manages, leases, develops and redevelops super-regional and regional malls.


Health Care                                                                  12%

Health Care Property Investors, Inc.                                    HCP
         One of the nation's largest owners of health care related facilities in the U.S., this company's properties are managed by many of the preeminent operators in the health care industry.

Healthcare Realty Trust, Inc.                                           HR
         Healthcare Realty purchases and leases investment properties and finances long-term care facilities as well as hospital management, ambulatory and outpatient care companies in the U.S.

Nationwide Health Properties, Inc.                                      NHP
         This company invests in health care related real estate with holdings in 337 facilities in 33 states.


Shopping Centers                                                             12%

Developers Diversified Realty Corporation                               DDR



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         This $2.5 billion REIT focuses on the ownership, management and development of retail shopping centers, and provides retail space to Wal-Mart, Kmart and other national and local retailers.

JDN Realty Corporation                                                  JDN
         JDN specializes in the development and asset management of retail shopping centers anchored by value-oriented retailers. Headquartered in Atlanta, it owns and operates 86 properties.

Regency Realty Corporation                                              REG
         When its announced merger with Pacific Retail Trust is complete, Regency will be a $2 billion REIT. This national retail REIT will focus on the ownership, development and management of suburban neighborhood, grocery-anchored shopping centers.


Industrial                                                                    8%

AMB Property Corporation                                                AMB
         Acquiring and operating industrial properties and community shopping centers throughout the U.S., AMB also provides real estate investment management services to institutional investors.

First Industrial Realty Trust, Inc.                                     FR
         One of the largest owners of industrial space in the U.S., its primary markets are Chicago and Detroit.


PROFESSIONALLY SELECTED BY
COHEN & STEERS

Founded in 1986, Cohen & Steers Capital Management, Inc. is considered to be a leader in the REIT industry. Cohen & Steers has extensive investment experience, substantial research capabilities and strong trading relationships in the real estate industry. With $4.4 billion in assets under management, its clients include large pension plans, endowment funds and investment companies.


Defined Asset Funds (SM)
Buy With Knowledge . Hold With Confidence

EQUITY INVESTOR FUNDS




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Other Concept Series
Baby Boom Economy Portfolios (SM)
Health Care Trust (Pharmaceutical & Biotechnology Portfolio)
Premier American Portfolio
Premier World Portfolio
Tele-Global Trust
Utility Portfolio


Select Series
Select Ten Portfolio (DJIA)
United Kingdom Portfolio
    (Financial Times Index)
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's
    Industry Turnaround Portfolio
Select Standard & Poor's
    Intrinsic Value Portfolio

Index Series
S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS
Corporate Funds
Government Funds
Municipal Funds


Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important - your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.




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At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind - yours.

Start Building Your Portfolio Today!

You can get started with the Real Estate Income Fund for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defined Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o    The Fund should not be considered a complete investment plan.

o The Fund is concentrated in the REIT industry. Real estate stocks are subject to various risks including changes in management, declining property values, increasing costs, vacancy rates (reflecting both general economic conditions and competition) and lack of liquidity of their investments. Shopping centers and, to a lesser extent, regional malls could be adversely affected by increasing Internet sales. Tenants of health care REITs have been adversely affected by legislation reducing Medicare reimbursement levels.

o    There can be no guarantee that the Fund will meet its objective.

o The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease.

Taxation

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, all income will be distributed each year and will be subject to tax, whether or not reinvested. Please consult your tax advisor concerning state and local taxation.



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Defining Your Costs

Investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per year (per 1,000 units) collected in seven monthly payments of $2.50 from the Fund for a total of $45.00.

                                    As a % of Public
                                     Offering Price       Amount Per 1,000 Units
                                    ----------------      ----------------------
Initial Sales Charge                     1.00%                    $10.00
Deferred Sales Charge Year 1             1.75%                    $17.50
Deferred Sales Charge Year 2             1.75%                    $17.50
Maximum Sales Charge                     4.50%                    $45.00
Estimated Annual Expenses
(as a % of net assets)                   0.329%                   $3.26
Estimated Organization Costs                                      $2.14


If you sell your investment before the final deferred sales charge installment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted, along with the estimated cost of selling Fund securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge of 1% will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                            Total Sales Charge as a % of Public
                Amount Purchased                      Offering Price
                ----------------            -----------------------------------
                Less than $50,000                          4.50%
               $50,000 to $99,000                          4.25%
              $100,000 to $249,999                         3.75%




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              $250,000 to $999,999                         3.50%
               $1,000,000 or more                          2.75%


[recycle logo]    Printed on Recycled Paper                         32693BR-5/99

[copyright logo] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.




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